UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2021

Independence Contract Drilling, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36590	37-1653648
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20475 State Highway 249, Suite 300
Houston, TX 77070
(Address of principal executive offices)

(281) 598-1230
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.		☐

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange where registered
Common Stock, $0.01 par value per share	ICD	New York Stock Exchange

Item 5.07 Submission of Matters to a Vote of Security Holders
The Company held its Annual Meeting on June 4, 2021 in Houston, Texas. At the Annual Meeting, shareholders were requested to (i) elect five individuals to serve on the Board until the next annual meeting of stockholders, (ii) to approve, on an advisory basis, the compensation of our named executive officers, and (iii) ratify the appointment of BDO USA, LLP as the Company’s independent auditors for 2021, each as more fully described in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on April 23, 2021.
Proposal 1: Election of Directors. All five nominees were elected to serve on the Board of Directors of the Company until the next annual meeting of stockholders by the votes indicated below:

Nominee	Voted For	Votes Withheld	Abstain	Broker Non-Votes
Daniel F. McNease	2,074,757	20,774	36,433	1,966,071
J. Anthony Gallegos, Jr.	2,072,466	22,484	37,014	1,966,071
Matthew D. Fitzgerald	2,046,659	48,422	36,883	1,966,071
James G. Minmier	2,051,630	43,440	36,894	1,966,071
Stacy D. Nieuwoudt	2,074,435	21,470	36,059	1,966,071
Proposal 2: Approve, on an advisory basis, the compensation of our Named Executive Officers. The approval on an advisory basis of our named executive officers was approved by the votes indicated below:

For	Against	Abstain	Broker Non-Votes
2,040,136	67,725	24,103	1,966,071
Proposal 3: Ratification of the appointment of BDO USA, LLP as the Company’s independent auditors for 2021. The ratification of BDO, LLP as the Company’s independent auditors for 2021 was approved by the votes indicated below:

For	Against	Abstain	Broker Non-Votes
4,020,137	43,039	34,859	—
Item 9.01 Financial Statements and Exhibits

(d)    Exhibits

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Independence Contract Drilling, Inc.

Date: June 4, 2021	By:	/s/ Philip A. Choyce
	Name:	Philip A. Choyce
	Title:	Executive Vice President, Chief Financial Officer, Treasurer and Secretary